Exhibit 10.30

                            INDEMNIFICATION AGREEMENT

      This Indemnification Agreement is made as of the 25th day of August, 2003, by and between Safety Components International, Inc., Automotive Safety Components International, Inc., and Safety Components Fabric Technologies, Inc., each a Delaware corporation (individually and collectively referred to herein as the "Corporation"), and _________________ (the "Indemnitee"), a director and/or officer of the Corporation.

                                    Recitals:

      A. It is essential that each Corporation be able to retain and attract as directors and officers the most capable persons available.

      B. The substantial increase in corporate litigation and other investigative, regulatory and enforcement actions subjects directors and officers to expensive risks at the same time that the availability of directors' and officers' liability insurance has been severely limited.

      C. It is now and has always been the express policy of each Corporation to indemnify its directors and officers.

      D. The Indemnitee does not regard the protection available under the respective certificates of incorporation and insurance of each Corporation as adequate in the present circumstances, and may not be willing to serve or continue to serve as a director and/or officer without adequate protection.

      E. Each Corporation desires the Indemnitee to serve, or continue to serve, as a director and/or officer of the Corporation.

      NOW, THEREFORE, each Corporation, jointly and severally with each other Corporation, and the Indemnitee do hereby agree as follows:

      1. Agreement to Serve. The Indemnitee agrees to serve or continue to serve as a director and/or officer of the Corporation for so long as the Indemnitee is duly elected or appointed or until such time as the Indemnitee tenders a resignation in writing.

      2. Definitions. As used in this Agreement:

            (a) The term "Proceeding" shall include any threatened, pending or completed action, suit, audit, arbitration, alternative dispute resolution proceeding, administrative hearing or other proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative, investigative, regulatory or enforcement nature, including without limitation actions involving the U.S. Securities and Exchange Commission, state securities commissions, the U.S. Department of Justice, the Federal Transportation Safety Board, the Internal Revenue Service and state and local taxing authorities, and any appeal therefrom.

            (b) The term "Corporate Status" shall mean the status of a person who is or was a director, officer, partner, employee, agent or trustee of, or in a similar capacity with, the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee, agent or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust, limited liability company or other enterprise.

            (c) The term "Expenses" shall include, without limitation, attorneys' fees, retainers, court costs, transcript costs, fees and expenses of experts, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements and expenses reasonably incurred by or on behalf of the Indemnitee, but shall not include the amount of judgments, fines or penalties against Indemnitee or amounts paid in settlement in connection with such matters.

            (d) References to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, partner, employee, agent or trustee of, or in a similar capacity with, the Corporation which imposes duties on, or involves services by, such director, officer, partner, employee, agent or trustee with respect to an employee benefit plan or its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

      3. Indemnification in Third-Party Proceedings. The Corporation shall indemnify the Indemnitee in accordance with the provisions of this Section 3 if the Indemnitee was or is a party to or is threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) by reason of the Indemnitee's Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith, against all Expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by or on behalf of the Indemnitee in connection with such Proceeding, if the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal Proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of


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

the Corporation, and, with respect to any criminal Proceeding, had reasonable cause to believe that his or her conduct was unlawful.

      4. Indemnification in Proceedings by or in the Right of the Corporation. The Corporation shall indemnify the Indemnitee in accordance with the provisions of this Section 4 if the Indemnitee was or is a party to or is threatened to be made a party to or otherwise involved in any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the Indemnitee's Corporate Status or by reason of any action alleged to have been taken or omitted in connection therewith, against all Expenses and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of the Indemnitee in connection with such Proceeding, if the Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 4 in respect of any claim, issue, or matter as to which the Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the Court of Chancery or such other court shall deem proper.

      5. Exceptions to Right of Indemnification. Notwithstanding anything to the contrary in this Agreement: (a) except as set forth in Section 10, the Corporation shall not indemnify the Indemnitee in connection with a Proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation; (b) the Corporation shall not indemnify the Indemnitee to the extent the Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to the Indemnitee and the Indemnitee is subsequently reimbursed for such indemnification payments from the proceeds of insurance, the Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement; and (c) the Corporation shall not indemnify the Indemnitee hereunder to the extent that such indemnification is prohibited in the Corporation's certificate of incorporation.

      6. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against all Expenses incurred by or on behalf of the Indemnitee in connection therewith. Without limiting the foregoing, if any Proceeding or any claim, issue or matter therein is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) an adjudication that the Indemnitee was liable to the Corporation, (ii) a plea of guilty or nolo contendere by the Indemnitee, (iii) an adjudication that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and (iv) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his or her conduct was unlawful, the


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

Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

      7. Notification and Defense of Claim. As a condition precedent to the Indemnitee's right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any Proceeding for which indemnity will or could be sought; provided, however, that the failure to provide such notice to the Corporation shall not relieve the Corporation of any liability which it may have to the Indemnitee except to the extent the Corporation is actually prejudiced by such failure. With respect to any Proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such Proceeding, other than as provided below in this Section 7. The Indemnitee shall have the right to employ his or her own counsel in connection with such Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such Proceeding or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Agreement. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The Corporation shall not be required to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent. The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. Neither the Corporation nor the Indemnitee will unreasonably withhold or delay their consent to any proposed settlement.

      8. Advancement of Expenses. Subject to the provisions of Section 9 of this Agreement, to the extent that the Corporation does not assume the defense pursuant to Section 7 of this Agreement of any Proceeding of which the Corporation receives notice under this Agreement or to the extent that the Corporation is required to pay the expenses of the Indemnitee's own counsel pursuant to Section 7, any Expenses incurred by or on behalf of the Indemnitee in defending such Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding; provided, however, that the payment of such Expenses incurred by or on behalf of the Indemnitee in advance of the final disposition of such Proceeding shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall


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

ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Agreement. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make repayment.

      9. Procedure for Indemnification and Advancement of Expenses.

            (a) In order to obtain indemnification or advancement of Expenses pursuant to Sections 3, 4, 6 or 8 of this Agreement, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses.

            (b) Any such indemnification shall be made promptly, and in any event within 30 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests for indemnification under
Section 3 or 4 the Corporation determines within such 30-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 3 or 4, as the case may be. Such determination, and any determination that advanced Expenses must be repaid to the Corporation, shall be made in each instance (i) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the Proceeding ("disinterested directors"), whether or not a quorum, (ii) by a majority vote of a committee of disinterested directors designated by a majority vote of disinterested directors, whether or not a quorum, (iii) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by applicable law, be regular legal counsel to the Corporation) in a written opinion or (iv) by the stockholders of the Corporation; provided, however, that following any Change in Control (as defined below) the Indemnitee shall have the right, by notice to the Corporation, to require that any such determination, and any determination that advanced Expenses must be repaid to the Corporation, shall be made only by independent legal counsel selected by the Indemnitee and approved by the Corporation (which approval shall not be unreasonably withheld). Such counsel shall render its written opinion to the Corporation and the Indemnitee as to whether and to what extent the Indemnitee is permitted to be indemnified or have expenses advanced hereunder and/or under applicable law and the Corporation agrees to abide by such opinion. The Corporation agrees to pay the reasonable fees of the independent legal counsel and to indemnify such counsel against any and all expenses (including reasonable attorneys fees), claims, liabilities and damages arising out of or relating to its engagement pursuant hereto.

      For purposes of this Agreement, a "Change in Control" shall mean:

            (w) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership of any capital stock of the Corporation if, after such acquisition, such Person beneficially owns (within


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

the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (i) the then-outstanding shares of common stock of the Corporation (the "Common Stock") or (ii) the combined voting power of the then-outstanding securities of the Corporation entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition of Common Stock or Voting Securities directly from the Corporation (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Corporation, unless the Person exercising, converting or exchanging such security acquired such security directly from the Corporation or an underwriter or agent of the Corporation), (ii) any acquisition by the Corporation or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iii) any acquisition by any corporation pursuant to a Merger Combination (as defined below) that meets the Ownership Requirement (as defined below); or

                  (x) individuals who, as of the date hereof, constitute the members of the Corporation's Board of Directors (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Corporation's Board of Directors (or, if applicable, the Board of Directors of a successor corporation to the Corporation); provided, however, that any individual becoming a director of the Corporation subsequent to the date hereof who was nominated or elected by at least a majority of the Incumbent Directors at the time of such nomination or election or whose election to the Corporation's Board of Directors was recommended or endorsed by at least a majority of the directors who were the Incumbent Directors at the time of such nomination or election shall be deemed to be the Incumbent Directors (except that this proviso shall not apply to any individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Corporation's Board of Directors); or

                  (y) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Corporation or a sale or other disposition of all or substantially all of the assets of the Corporation (a "Merger Combination"), unless immediately following such Merger Combination, all or substantially all of the individuals and entities who were the beneficial owners of Common Stock and Voting Securities immediately prior to such Merger Combination beneficially own, directly or indirectly, more than 50% of the shares of common stock and the combined voting power of the securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Merger Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Corporation or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Merger Combination (the "Ownership Requirement"); or


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

                  (z) approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

            (c) Any such advancement of Expenses shall be made promptly, and in any event within 30 days after receipt by the Corporation of the written request of the Indemnitee, unless within such 30-day period (i) the Corporation determines that the Indemnitee did not meet the applicable standard of conduct set forth in Section 3 or 4, as the case may be, or (ii) independent legal counsel (who may, to the extent permitted by applicable law, be regular legal counsel to the Corporation) determines that the advancement of Expenses would violate applicable law.

      10. Remedies. The right to indemnification or advancement of Expenses as provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. Unless otherwise required by law, the burden of proving that indemnification or advancement of Expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination pursuant to Section 9 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (of the type described in the definition of "Expenses" in Section 2(c)) reasonably incurred in connection with successfully establishing the Indemnitee's right to indemnification, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation.

      11. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines, penalties or amounts paid in settlement actually and reasonably incurred by or on behalf of the Indemnitee in connection with any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such Expenses, judgments, fines, penalties or amounts paid in settlement to which the Indemnitee is entitled.

      12. Subrogation. In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

      13. Term of Agreement. This Agreement shall continue in effect indefinitely regardless of when or if the Indemnitee shall cease to serve as a director or officer of the Corporation or, at the request of a Corporation, as a director, officer, partner, employee, agent or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust, limited liability company or other enterprise.


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      14. Indemnification Hereunder Not Exclusive. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under the Certificate of Incorporation or By-Laws of any Corporation, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of Delaware, any other law (common or statutory), or otherwise, both as to action in the Indemnitee's official capacity and as to action in another capacity while holding office for a Corporation. Nothing contained in this Agreement shall be deemed to prohibit a Corporation from purchasing and maintaining insurance, at its expense, to protect itself or the Indemnitee against any expense, liability or loss incurred by it or the Indemnitee in any such capacity, or arising out of the Indemnitee's status as such, whether or not the Indemnitee would be indemnified against such expense, liability or loss under this Agreement; provided that no Corporation shall be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

      15. No Special Rights. Nothing herein shall confer upon the Indemnitee any right to continue to serve as an officer or director of a Corporation for any period of time or at any particular rate of compensation.

      16. Savings Clause. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify the Indemnitee as to Expenses, judgments, fines, penalties and amounts paid in settlement with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated and to the fullest extent permitted by applicable law.

      17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

      18. Successors and Assigns, This Agreement shall be binding upon each Corporation and its successors and assigns and shall inure to the benefit of the estate, heirs, executors, administrators and personal representatives of the Indemnitee.

      19. Headings. The headings of the paragraphs or sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

      20. Modification and Waiver. This Agreement may be amended from time to time to reflect changes in Delaware law or for other reasons. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall any such waiver constitute a continuing waiver.


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

      21. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand or (ii) if mailed by certified or registered mail with postage prepaid, on the third day after the date on which it is so mailed:

            (a)   if to the Indemnitee, to:

                  _________________________

                  _________________________

                  _________________________


            (b)   if to any Corporation, to:

                  Safety Components International, Inc.
                  41 Stevens Street
                  Greenville, SC   29605

or to such other address as may have been furnished to the Indemnitee by the Corporation or to the Corporation by the Indemnitee, as the case may be.

      22. Applicable Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Indemnitee may elect to have the right to indemnification or reimbursement or advancement of Expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of Expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of Expenses is sought; provided, however, that if no such notice is given, and if the General Corporation Law of Delaware is amended, or other Delaware law is enacted, to permit further indemnification of the directors and officers, then the Indemnitee shall be indemnified to the fullest extent permitted under the General Corporation Law of Delaware, as so amended, or by such other Delaware law, as so enacted.

      23. Enforcement. Each Corporation expressly confirms and agrees that it has entered into this Agreement in order to induce the Indemnitee to continue to serve as an officer or director of the Corporation, acknowledges that the Indemnitee is relying upon this Agreement in continuing in such capacity and that its obligations hereunder are joint and several.

      24. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supercedes all prior agreements, whether oral or written, by any officer, employee or representative of any party hereto in respect of the subject matter contained herein; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated


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

and cancelled. For avoidance of doubt, the parties confirm that the foregoing does not apply to or limit the Indemnitee's rights under Delaware law or the Certificate of Incorporation or By-Laws of any Corporation.

      25. Consent to Suit. In the case of any dispute under or in connection with this Agreement, the Indemnitee may only bring suit against a Corporation in the Court of Chancery of the State of Delaware. The Indemnitee hereby consents to the exclusive jurisdiction and venue of the courts of the State of Delaware, and the Indemnitee hereby waives any claim the Indemnitee may have at any time as to forum non conveniens with respect to such venue. A Corporation shall have the right to institute any legal action arising out of or relating to this Agreement in any court of competent jurisdiction. Any judgment entered against either of the parties in any proceeding hereunder may be entered and enforced by any court of competent jurisdiction.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                           SAFETY COMPONENTS INTERNATIONAL, INC.

                                           By:__________________________________


                                           Title: ______________________________


                                           AUTOMOTIVE SAFETY COMPONENTS
                                             INTERNATIONAL, INC.

                                           By:__________________________________


                                           Title: ______________________________


                                           SAFETY COMPONENTS FABRIC
                                             TECHNOLOGIES, INC.

                                           By:__________________________________


                                           Title: ______________________________

                                           INDEMNITEE:

                                           _____________________________________

                                           ____________________


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